Exhibit 99.1

Letter Of Transmittal

Offer to Exchange
13.50% Senior Notes due 2016, which have been registered under the
Securities Act of 1933, as amended
for certain outstanding restricted definitive 13.50% Senior Notes due 2016 of
CCH II, LLC and CCH II Capital Corp.
(CUSIP 12502CAT8 and ISIN US12502CAT80)

The Exchange Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on , 2010, unless extended (such time, as the same may be extended or earlier terminated, the “Expiration Date”).

The Exchange Agent  for the Exchange Offer is:

The Bank of New York Mellon Trust Company N.A.

Corporate Trust Operations
Reorganization Unit
101 Barclay Street, 7 East
New York, New York 10286
Attn:  Mr. Randolph Holder
Facsimile Transmission:  (212) 298-1915
Confirm by Telephone:  (212) 815-5098

The Information Agent  for the Exchange Offer is:

Global Bondholder Services Corporation

65 Broadway -- Suite 404
New York, New York 10006
Attn:  Corporate Actions
Banks and Brokers call:  (212) 430-3774
Toll free (866) 470-3700

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile to a number other than as listed above, will not constitute a valid delivery.

            The undersigned acknowledges receipt of the prospectus, dated          , 2010 (the “Prospectus”), of CCH II, LLC, a Delaware limited liability company (“CCH ”), and CCH II Capital Corp., a Delaware corporation (“CCHCC”, together with CCH, the “Issuers”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $976,826,466 of its 13.50% Senior Notes due 2016 which have been registered under the Securities Act of 1933, as amended (the “Exchange Notes”), for a like principal amount of certain of its issued and outstanding restricted definitive 13.50% Senior Notes due 2016 (the “Restricted Notes”) from the holders thereof.

The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Restricted Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.

Your bank or broker can assist you in completing this form.  The instructions included with this Letter of Transmittal must be followed.  Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent.

           This Letter of Transmittal is to be completed by a holder of Restricted Notes if certificates for such Restricted Notes are to be forwarded herewith.  Certificates, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

 The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Restricted Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF RESTRICTED NOTES

Name(s) and Address(es) of Registered Holder(s) or (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount Tendered*

Total Principal Amount:

*    Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Restricted Notes represented by the Restricted Notes indicated in the second column. See Instruction 4. Restricted Notes tendered hereby must be in denominations of $1,000 and any higher integral multiple of $1.

☐ CHECK HERE IF CERTIFICATES FOR RESTRICTED NOTES TENDERED FOR EXCHANGE ARE ENCLOSED HEREWITH.
☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*
Name: ____________________
Address:   __________________
*You are entitled to as many copies as you reasonably believe necessary.  If you require more than 10 copies, please indicate the total number required in the following space:_________.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Issuers the principal amount of Restricted Notes indicated above, upon the terms and subject to the conditions of the Exchange Offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Restricted Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer, including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to such Restricted Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact, with full knowledge that the Exchange Agent is also acting as agent of the Issuers in connection with the Exchange Offer and as trustee under the indenture governing the Restricted Notes and the Exchange Notes, with respect to the tendered Restricted Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Restricted Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Issuers upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Restricted Notes, (2) present certificates for such Restricted Notes for transfer and to transfer the Restricted Notes on the books of the Issuers and (3) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Restricted Notes tendered hereby, (2) the Issuers will acquire good, marketable and unencumbered title to the tendered Restricted Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Restricted Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by the Issuers or the Exchange Agent to complete the exchange, sale, assignment and transfer of the Restricted Notes tendered hereby. The undersigned agrees to all of the terms and conditions of the Exchange Offer.

The name(s) and address(es) of the registered holder(s) of the Restricted Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Restricted Notes. The certificate number(s) and the Restricted Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Restricted Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Restricted Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Restricted Notes will be returned without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned agrees that tenders of Restricted Notes pursuant to any one of the procedures described in “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions attached hereto will, upon the Issuers’ acceptance for exchange of such tendered Restricted Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Restricted Notes, or, if no interest has been paid, from the date of original issuance of the Restricted Notes. If your Restricted Notes are accepted for exchange, then you will receive interest on the Exchange Notes and not on the Restricted Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Restricted Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned. If applicable, substitute certificates representing Restricted Notes not exchanged or not accepted for exchange will be issued to the undersigned.  Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned’s signature. The undersigned recognizes that the Issuers have no obligation pursuant to “Special Delivery Instructions” to transfer any Restricted Notes from a registered holder thereof if the Issuers do not accept for exchange any of the principal amount of such Restricted Notes so tendered.

By tendering Restricted Notes and executing this Letter of Transmittal, the undersigned, if not a participating broker-dealer, as defined below, hereby represents that: (1) the Exchange Notes acquired in the Exchange Offer are being obtained in the ordinary course of business of the person receiving the Exchange Notes, whether or not that person is the holder; and (2) neither the holder nor any other person receiving the Exchange Notes is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a “distribution” (within the meaning of the Securities Act) of the Exchange Notes.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission, or the “SEC”, as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Restricted Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of the Issuers, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretation of the staff of the SEC and (ii) must comply with the registration and Prospectus deliver requirements of the Securities Act in connection with any resale transaction.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that the Restricted Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver an Prospectus meeting the requirements of the Securities Act in connection with any offer to resell, resale or other retransfer of such Exchange Notes pursuant to the Exchange Offer. However, by so acknowledging and delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” (within the meaning of the Securities Act). Any such broker-dealer is referred to as a participating broker-dealer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Restricted Notes tendered hereby.

All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under “The Exchange Offer—Withdrawal of Tenders,” this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF RESTRICTED NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE RESTRICTED NOTES AS SET FORTH IN SUCH BOX.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instructions 2 and 6)

PLEASE SIGN HERE

(Please Complete Substitute Form W-9 on Page 14 or a Form W-8; See Instruction 10)

Signature(s) of Holder(s):

 (Must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Restricted Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 6.)

Date:
Name(s):
(Please Print)

Capacity (full title):

Address:
 (Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Medallion Signature Guarantee
(Only If Required—See Instructions 2)

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:

Date:

[Place Seal Here]

 .

SPECIAL ISSUANCE INSTRUCTIONS (Signature Guarantee Required -- See Instructions 2, 7 and 14)	SPECIAL DELIVERY INSTRUCTIONS (Signature Guarantee Required -- See Instructions 2, 7 and 14)
To be completed ONLY if certificates for Restricted Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled “Description of Restricted Notes” within this Letter of Transmittal.

Issue (check appropriate box(es))

 ☐ Restricted Notes to:
 ☐ Exchange Notes to:

To be completed ONLY if certificates for Restricted Notes in a principal amount not tendered , or Exchange Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled “Description of Restricted Notes” within this Letter of Transmittal.

Issue (check appropriate box(es))

 ☐ Restricted Notes to:
 ☐ Exchange Notes to:

Name: _________________________ (Please Print)	Name: __________________________ (Please Print)
Address: ___________________________	Address: _________________________
_________________________ (Zip Code)	________________________ (Zip Code)
_________________________________________
(Tax identification or social security number)

Credit Exchange Notes issued pursuant to the exchange offer by book-entry transfer to:

☐ The Depository Trust Company
☐ ___________________________________________

Account Number:_________________________________

________________________________________ (Tax identification or social security number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Delivery of Letter of Transmittal and certificates. This Letter of Transmittal is to be completed by a holder of Restricted Notes to tender such holder’s Restricted Notes if certificates are to be forwarded herewith. Certificates, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Restricted Notes may be tendered in whole or in part in denominations of $1,000 and any higher integral multiple of $1.

Only a holder of record may tender Restricted Notes in the Exchange Offer. Any beneficial owner of Restricted Notes who wishes to tender some or all of such Restricted Notes should arrange with the record owner of such Restricted Notes to execute and deliver this Letter of Transmittal. See Instruction 6.

The method of delivery of certificates for the Restricted Notes, this Letter of Transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No letters of transmittal or Restricted Notes should be sent to the Issuers. Delivery is complete when the Exchange Agent actually receives the items to be delivered.

The Issuers will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal or a facsimile hereof, waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

a. this Letter of Transmittal is signed by the registered holder of Restricted Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

b. such Restricted Notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

3. Inadequate Space. If the space provided in the box captioned “Description of Restricted Notes” is inadequate, the certificate number(s) and/or the principal amount of Restricted Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders. If less than all the Restricted Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Restricted Notes which are to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Restricted Notes” on page 2 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Restricted Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Restricted Notes as promptly as practicable after the Expiration Date. All Restricted Notes represented by certificates delivered to the

Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tender of Restricted Notes will be accepted only in denominations of $1,000 and any higher integral multiple of $1.

5. Withdrawal Rights. Except as otherwise provided herein, tenders of Restricted Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Restricted Notes to be withdrawn, identify the Restricted Notes to be withdrawn, including the total principal amount of Restricted Notes to be withdrawn, and where certificates for Restricted Notes are transmitted, the name of the registered holder of the Restricted Notes, if different from that of the person withdrawing such Restricted Notes. If certificates for the Restricted Notes have been delivered or otherwise identified to the Exchange Agent, then the tendering holder must submit the serial numbers of the Restricted Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Restricted Notes tendered for the account of an eligible institution. Withdrawals of tenders of Restricted Notes may not be rescinded; however, Restricted Notes properly withdrawn may again be tendered at any time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer—Procedures for Tendering.”

All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by the Issuers, in their sole discretion, which determination of such questions and terms and conditions of the Exchange Offer will be final and binding on all parties. None of the Issuers, any of their affiliates or assigns, the Exchange Agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal or will they be liable for failing to give any such notice.

Withdrawn Restricted Notes will be returned to the holder after withdrawal. The Restricted Notes will be returned as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Any Restricted Notes which have been tendered for exchange but which are withdrawn or not exchanged for any reason will be returned to the holder thereof without cost to such holder.

6. Signatures On Letter Of Transmittal, Assignments And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Restricted Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any Restricted Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Restricted Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

If this Letter of Transmittal, any certificates or bond powers or any other document required by the Letter of Transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, must submit proper evidence satisfactory to the Issuers, in their sole discretion, of each such person’s authority so to act.

When this Letter of Transmittal is signed by the registered owner(s) of the Restricted Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s).

Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Restricted Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuers or the trustee for the Restricted Notes may require in accordance with the restrictions on transfer applicable to the Restricted Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

7. Special Issuance And Delivery Instructions. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated.  If no such instructions are given, certificates for Restricted Notes not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal. See Instruction 6.

8. Irregularities. The Issuers will determine, in their  sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered Restricted Notes, which determination and interpretation of the terms and conditions of the Exchange Offer will be final and binding on all parties. The Issuers reserve the absolute right, in their sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuers, be unlawful.  The Issuers also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer—Conditions” or any condition or irregularity in any tender of Restricted Notes by any holder, whether or not we waived similar conditions or irregularities in the case of other holders. The Issuers’ interpretation of the terms and conditions of the Exchange Offer, including this Letter of Transmittal and the instructions hereto, will be final and binding on all parties. A tender of Restricted Notes is invalid until all defects and irregularities have been cured or waived. None of the Issuers, any of their affiliates or assigns, the Exchange Agent or any other person is under any obligation to give notice of any defects or irregularities in tenders or will they be liable for failure to give any such notice.

9. Questions, Requests For Assistance And Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal and Forms W-8 may be obtained from the Information Agent at the address and telephone/ facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

10. Backup Withholding; Substitute Form W-9; Form W-8. Under the United States federal income tax laws, interest paid to holders of Exchange Notes received pursuant to the Exchange Offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and provides certain certifications. If backup withholding applies, the Issuers may be required to withhold at the applicable rate on interest payments made to a holder of

Exchange Notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service (the “IRS”).

To avoid backup withholding, a holder should notify the Exchange Agent of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Substitute Form W-9 that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidelines on completing the Substitute Form W-9. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS.

Certain holders (including, among others, corporations and certain foreign individuals) may be exempt from these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for further information regarding exempt holders. Exempt holders should furnish their TIN, check the box in Part IV of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. If the holder is a nonresident alien or foreign entity not subject to backup withholding, such holder should submit an appropriate completed IRS Form W-8, signed under penalties of perjury, attesting to the holder’s foreign status, instead of the Substitute Form W-9. The appropriate Form W-8 can be obtained from the Exchange Agent upon request.

11. Waiver Of Conditions. The Issuers reserve the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

12. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Restricted Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Restricted Notes for exchange.

None of the Issuers, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Restricted Notes or shall any of them incur any liability for failure to give any such notice.

13. Mutilated, Lost, Destroyed Or Stolen Certificates. If any certificate(s) representing Restricted Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

14. Security Transfer Taxes. Except as provided below, holders who tender their Restricted Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Restricted Notes tendered, (ii) tendered Restricted Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or (iii) a transfer tax is imposed for any reason other than the exchange of Restricted Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The Exchange Agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Restricted Notes specified in this Letter of Transmittal.

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part I - PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: ___________________ Social Security Number or Employer Identification Number
Part II -- Certification -- Under penalties of perjury, I certify that:
 (1)  The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
 (2)   I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
 (3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that  you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

Part III – Check the box if you are awaiting your TIN. ☐

Part IV – Check the box if you are exempt from backup withholding. ☐

Signature:  _________________________________________          Date:  ____________, 2010

Name:  ______________________________________________

Address:  ___________________________________________

Entity Type:   ☐Individual/ Sole Proprietor   ☐Corporation   ☐Partnership  ☐Other (specify)____________

NOTE:
FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF TAX ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART III OF SUBSTITUTE  FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, all reportable payments made to me thereafter will be subject to backup withholding tax until I provide a number.

Signature: ___________________________________________________         Date:  ______________, 2010

Name: ___________________________________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Payer.

For this type of account	Give the SOCIAL SECURITY number of—	For this type of account	Give the EMPLOYER IDENTIFICATION number of—
1. Individual	The individual	1. Sole proprietorship or single member LLC	The owner (3)
		2. A valid trust, estate, or pension trust	The legal entity (4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	3. Corporate or LLC electing corporate status on IRS Form 8832	The corporation
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	4. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)	5. Partnership or multi- member LLC	The partnership
		6. A broker or registered nominee	The broker or nominee
5. Sole proprietorship or single member limited liability company (“LLC”)	The owner (3)	7. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

 (3) If you are an individual, you must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your social security number or employer identification number (if you have one).

 (4) List first and circle the name of the legal trust, estate, or pension trust.  (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

   NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number.  You may obtain these forms at an office of the Social Security Administration or from the Internal Revenue Service “IRS” (web site at www.irs.gov).

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
•	The United States or any agency or instrumentality thereof.
•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A financial institution.
•	A corporation.
•	A dealer in securities or commodities required to register in the Unites States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A foreign central bank of issue.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A middleman known in the investment community as a nominee or custodian.
•	A trust exempt from tax under section 664 or described in section 4947.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Depositary or the IRS website at www.irs.gov) to establish your exemption from backup withholding.

Privacy Act Notice.  Section 6109 requires you to give taxpayer identification numbers to payers who must file  an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Statements with Respect to Withholding.  If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Completed Letters of Transmittal and any other documents required in connection with tender of Restricted Notes for exchange should be directed to the Exchange Agent.

The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon Trust Company N.A.

Corporate Trust Operations
Reorganization Unit
101 Barclay Street, 7 East
New York, New York 10286
Attn: Randolph Holder
Facsimile Transmission:  (212) 298-1915
Confirm by Telephone:  (212) 815-5098

Any requests for assistance in connection with the Exchange Offer or for additional copies of the Exchange Offer or this Letter of Transmittal should be directed to the Information Agent at the address or telephone numbers set forth below.  A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent  for the Exchange Offer is:

Global Bondholder Services Corporation

65 Broadway - Suite 404
New York, New York  10006
Attn:  Corporate Actions
Banks and Brokers call:  (212) 430-3774
Toll free (866) 470-3700